Exhibit 10.2

ASSIGNMENT AND BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that NRH, LLC, a Texas limited liability company having its principal place of business at 1200 Nueces, Austin, Texas 78701 ("Sellers"), for and in consideration of the purchase price provided for in that certain Asset Purchase Agreement, dated April 26, 2010 (the “Purchase Agreement”) between Seller, Norris Harris and Nova Energy, Inc., a Nevada corporation with its principal place of business at 14860 Montfort Drive, Suite 210, Dallas, Texas 75254 (“Buyer”) and other good and valuable consideration in full payment for the assets hereinafter specified, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and by these presents does grant, bargain, sell, convey and deliver to Buyer, and its successors and assigns, the assets set forth below (collectively, the “Assets”):

Rig # 1 and Equipment Depth 4,700'

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Trailer mounted Witch- Tex R4 draw-works with break out and make up catheads powered by Caterpillar 3306 engine

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10 % X 8 5/8 Double Pole Mast with 100 tone McKissick blocks

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Steel matting and ramps with screw stands adequate to support this rig

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17 112" Oilwell rotary table

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B.J. type "B" rotary tongs

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100 Ton Ideco swivel and 4 W' square kelly

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P214 Oilwell duplex 7 V4 X 14 mud pump, powered by 400 hp Cummins engine this pump is low boy trailer mounted for moving convenience

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FXO Gardner-Denver 7 V4 X 10 mud pump- powered by 250 hp Cummins engine this pump is master skidded

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75 KW diesel powered light plant and all related rig lighting and power distribution- this unit and the main diesel fuel tank are trailer mounted together

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1 Set tri-angular pipe racks for casing

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Drill pipe and drill collars are carried and handled off 3 tandem axle trailers that are rigged for convenient use

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1 Doghouse and 1 parts and tool house mounted on single axle trailer

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All other necessary support equipment (elevators, slips, weight indicator, deviation tool rotating drum type shale shaker, drilling recorder, pit jets and guns, annular type blowout preventor etc.) is part of this rig package

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1 - 1981 Kenworth tandem axle winch truck with gin poles and rolling tailboard

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1 - 1991 International tandem axle winch truck with rolling tail board

Rig # 2 and Equipment

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Shop made trailer mounted drilling rig with double drum custom draw works and wichtexdertick, powered by a454 Chevrolet engine, and includes block, Kelly, swivel, hoses, slips and elevators

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12" Brewster rotary table

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30' Substructure

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Trailer mounted dog house with water tank

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7 Drill Collars

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3600' of 4" Drill Pipe

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Drill Pipe Trailer

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Gardner Denver mud pump, Model F0200 1, Serial #99118, powered by a General Motors diesel engine

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D175 EMSCO mud pump, powered by a Detroit diesel engine, Serial #483

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Megna plus power plant, Serial #LM309609-0897

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Depth capacity - 3000'

Rig # 3 and Equipment

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1500 Franks Speedstar Drilling Rig and all related equipment "including"

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5 X 6 Wheatley Mud Pump

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V8 Ford Industrial Engine

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King 15 Swival and Fluted Kelly

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40' Factory made (Franks) Derrick

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Suction hose, Kelly hose and other related hoses

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Speedstar 6" Rotary table

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4-5" X 20' - Drill Collars and related subs

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750' - 27/8" Drill pipe

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1960 Dodge 2 ~ Ton Truck

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1 - Tongue Pulled Pipe Trailer

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Witch- Tex angle drive box - Model A76 - # 5-5-60

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Depth capacity - 1000'

TO HAVE AND TO HOLD the said assets unto Buyer, its successors and assigns, to and for its own use, forever.

1.

Seller warrants to Buyer, its successors and assigns, that at the time of delivery of this Assignment and Bill of Sale to Buyer, Seller has good and valid title to said assets and good and lawful right to grant, bargain, sell, convey and deliver said assets as aforesaid and that the title to said assets are as of the date of delivery of said assets to Buyer, free and clear of all claims, liens, pledges, security interests and other encumbrances of any nature whatsoever.  Seller further warrants that upon delivery of this Assignment and Bill of Sale to Buyer, Buyer shall have good and valid legal title to the assets described in this Assignment and Bill of Sale, free and clear of all claims, liens, pledges, security interests and other encumbrances of any nature whatsoever.

2.

Buyer shall not assume, pay or discharge or in any respect be liable for any liability, obligation, commitment or expense of Seller, including without limitation, the following liabilities and obligations of Seller incident to, or arising out of:

(a)

the negotiation and preparation of, or performance under this Agreement, the Assignment and Bill of Sale, including, without limitation, costs incurred in connection with the assignment and sale of the Assets

(b)

any claims, actions, suits, proceedings, liabilities, fines, penalties, deficiencies or judgments existing on the Closing Date or arising any time thereafter as a result of or in connection with the conduct of the business of Seller, including, without limitation, the ownership or use of the Assets by Seller and Seller’s conduct of its business up to and including the Closing Date; or

(c)

any tax liabilities of any nature whatsoever of Seller on account of this Agreement or the operations of Seller up to and including the Closing Date.

3.

Seller agrees to execute and deliver to Buyer such other documents and instruments of sale, conveyance, transfer and assignment, satisfactory in form and substance to Buyer, as may be reasonably requested by Buyer in order to effect Seller’s assignment of Assets hereunder.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the 26 day of April, 2010.

NOVA ENERGY, INC.

By:  /s/ Jim Tilton

NRH, LLC.

By:  /s/ Norris Harris

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